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                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the inclusion in this registration statement on Form S-1 of our report dated December 21, 1998, on our audits of the financial statements and financial statement schedule of Take-Two Interactive Software, Inc. We also consent to the reference to our firm under the caption "Experts."



                                              PricewaterhouseCoopers LLP


New York, NY

May 6, 1999